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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-61409) and the Registration Statement (Form S-4 No. 333-60355) of AIMCO Properties, L.P. of our report dated March 11, 1999, with respect to the consolidated financial statements and schedule of AIMCO Properties, L.P. included in this Annual Report (Form 10-K) for the year ended December 31, 1998.


                                                           /s/ Ernst & Young LLP

Denver, Colorado
March 29, 1999